DELAWARE GROUP® ADVISER FUNDS

Delaware Global Real Estate Opportunities Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated February 26, 2016 (as amended and restated on May 2, 2016)

Effective as of the date of this supplement, the following information is added to the section entitled, “Investment Strategies and Risks”:

Limited Partnerships

Delaware Global Real Estate Opportunities Fund may invest in limited partnerships, including limited partnerships that invest in real estate assets and other illiquid or restricted assets.

The Fund may invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (“Real Estate Limited Partnerships”). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund’s portfolio managers believe investments in Real Estate Limited Partnerships may offer an opportunity to obtain favorable yields and diversification benefits. However, these investments may be subject, but not limited, to the following risks:

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The Real Estate Limited Partnerships may include expenses, such as but not limited to general partner or managing member fees, property management fees, borrowing expenses, and acquisition fees, and these fees may reduce the return from the investment.

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The general partner or managing member of the Real Estate Limited Partnership has broad discretion to manage the entity, and the limited partners may have limited rights in connection with key decisions.

-	A Real Estate Limited Partnership may require additional capital contributions, and it may be difficult to ascertain the amount of the capital contributions in advance.

-	The Fund’s interest in a Real Estate Limited Partnership may become diluted if it does not make requested capital contributions.

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The Fund may not be able to readily liquidate its interest in the Real Estate Limited Partnership without the prior consent of the general partner, managing member or a majority of partnership interests.

-	A Real Estate Limited Partnership’s distributions may be subject to “waterfalls” that give preference to majority investors.

In certain instances, the Real Estate Limited Partnership may be required to indemnify the general partner, the limited partners, the managing member and officers, against legal claims.

Finally, the income from investments in Real Estate Limited Partnerships is unlikely to qualify for purposes of satisfying the income or asset requirements in the Internal Revenue Code for qualification as a regulated investment company (i.e., that at least 90% of gross income from a regulated investment company be derived from certain specified types of assets and that at each calendar quarter least 50% of the value of the total assets be represented by certain specified types of assets).

Please keep this Supplement for future reference.

This Supplement is dated July 11, 2016.